November 2011 Exhibit 99.1

Safe Harbor Statement
Some of the information included in this presentation contains “forward-looking statements” (as defined in Section 27A of the
Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include the information concerning SunCoke's possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, effects resulting from our separation from Sunoco, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words
“believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by
SunCoke. For more information concerning these factors, see SunCoke's Securities and Exchange Commission filings.  All forward-
looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. SunCoke undertakes no obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.suncoke.com.

SunCoke at a Glance
Business Mix
Cokemaking Capacity
Pro Forma Adjusted EBITDA
(2010)*
Sales and Other Operating Revenue
(2010)
$197 million* $1.3 billion
Largest independent producer of high-quality
metallurgical coke in the Americas
-
Over 45 years of production experience
2010 total revenue and adjusted EBITDA of
$1.3 billion and $227 million, respectively
Six cokemaking facilities (five in U.S. and one in Brazil)
-
Approximately 5.9 million tons per year
cokemaking capacity including new facility
-
Grown capacity from 2.5 million tons in 2005 to
5.4 million tons in 2010
Secure, long-term contracts with leading steelmakers
who have been increasingly outsourcing coke
production to SunCoke
Metallurgical coal mining operations in Virginia and
West Virginia
-
2010 Jewell Coal production of 1.1 million tons
-
Expect production to increase to approximately
1.8 million tons per annum by 2012
Approximately 1,180 employees (980 U.S. / 200 Brazil)
Expect Sunoco to complete spin-off within 12 months
of IPO
International
Coke
8%
*Excludes Corporate Segment
Other
Domestic
Coke
74%
Jewell Coke
23%
International
Coke
3%
Coal Mining
0% Coal
Mining
12%
Other
Domestic
Coke
55%
Jewell
Coke
25%
0
1
2
3
4
5
6
7
2004 2005 2006 2007 2008 2009 2010 2011E 2012E
Jewell Indiana Harbor Haverhill I Vitória Haverhill II Granite City Middletown

Strategically-Located Cokemaking Facilities and Mines
International Operations
(1)  Commenced operations in Q4 2011.
(2)  SunCoke holds a preferred interest of $41 million in Vitória and is the operator.
Our U.S. facilities are located in close proximity to all U.S. integrated steelmaking facilities
Vitória
(2)
(ArcelorMittal)
Capacity: 1,700kt
Brazil
Indiana Harbor
(ArcelorMittal)
Capacity: 1,220kt
Haverhill
(ArcelorMittal /
AK Steel)
Capacity: 1,100kt
Granite City
(US Steel)
Capacity: 650kt
Domestic Operations
Cokemaking facilities
Coal mining
Jewell
(ArcelorMittal)
Capacity: 720kt
Middletown
(1)
(AK Steel)
Capacity: 550kt
Jewell Coal
1.1mtpy
Premium mid-vol
Reserves: 85mt
Harold Keene
(HKCC)
0.3mtpy
High-vol A/B
Reserves: 21mt

Delivering Coke and Energy to Customers
Coke Energy
Blast Furnace Coke Electric Power Steam
Breeze
or
Nut Coke
and/or and
Key raw material in
blast furnace iron-
making process
Acts as a reductant
and burden in the
blast furnace
Small-sized coke
fines screened from
the blast furnace-
sized coke
production
Heat recovery steam
generators (“HRSG”)
capture waste heat
from the coking
process to make
low-pressure,
saturated steam
HRSGs produce high-
pressure, superheated
steam for power
generation
Facilities generate
~9 MW electric power
each hour per 110,000
tons of annual coke
production

Our Industry-Leading Heat Recovery Oven
vs. By-Product Ovens
SunCoke’s technology is the industry’s environmental standard and provides many advantages over the traditional cokemaking process
SunCoke Heat Recovery Traditional By-Product
Pressurization Negative pressure Positive pressure
Air Emissions MACT standard for new batteries
Potential for emission of hazardous
compounds
Power Generation Cogenerates power Power consuming process
Hazardous Inputs None Yes – sulfuric acid
Volatile Organic Compounds Complete combustion No combustion
Solid Wastes No toxic solid wastes Process produces toxic waste streams
Water Usage No wastewater discharges Requires wastewater treatment facility

1,248
1,562
2,319
2005 2010 2021E
China Asia (ex China) Europe N. America CIS Rest of World
Industry Fundamentals
World Crude Steel Production
Source: CRU, The Annual Outlook for Metallurgical Coke 2011.
We expect significant infrastructure investment in
emerging markets to drive steel demand growth
Coke/blast furnace iron production is expected to
remain the dominant process
-
China: ~90%
-
World: ~70%
-
U.S.: ~40%
(Tons in millions)
World Coke Consumption
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011.
(Tons in millions)
We expect demand to increase with growing
integrated steel production
Aging coke infrastructure
-
44% of existing global coke capacity (excluding
China and CIS) is over 30 years old
-
53% of North American coke capacity is over 30
years old
-
SunCoke’s U.S. growth has been driven by
coke battery replacement
641
497
906
2005 2010 2021E
China Asia (ex China) Europe N. America
CIS
Rest of World

SunCoke Energy

Chinese Metallurgical Coke (FOB China port - adds $45-$60/ton)
SunCoke – Other Domestic Coke

6.0
5.0
4.0
3.0
2.0
1.0
–
5.4
3.6
5.6
1.3
2.5
2.4
2.8
2.3
2.6
2.8
3.6
2006
2007
2008
2009
2010
2011E
2012E
2013E
2014E
2015E
2021E
SunCoke domestic coke sales volumes
SunCoke weighted-average domestic cokemaking capacity(1)

$200
$300
$400
$500
$600
$700
Jan-08 Jan-09 Jan-10 Jan-11
Integrated coke
72%
Merchant coke
13%
SunCoke
15%
SunCoke's North American Industry Position
Chinese Coke Price vs. Representative SunCoke Price
North American Coke Capacity
North American Coke Imports
SunCoke has the opportunity to displace higher cost coke imports
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011.
SunCoke Chinese
Q3 2011 Average: $399 $440
2010 Average: $336 $414
2008-2010 Average: $326 $430
(US$ / ton)
(Tons in millions)
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011.
(1) Represents SunCoke’s domestic cokemaking capacity weighted by the number of months each facility operated during that year.
(1)
(1) Other Domestic Coke sales and other operating revenues divided by tons sold.
2010 Total Capacity: 24.5 million tons

SunCoke’s Value Proposition
Permits and Approvals
Engineering, Procurement &
Construction
Capital Funding and Ownership
Reliability and Quality of Coke Supply
A competitive turnkey coke solution which produces a consistent stream of earnings
Operating Cost Component
(Pass-Through)
Fixed Fee
(Profit and Return on Capital)
Coal Cost Component
(Pass-Through)
Take-Or-Pay
Taxes, Transportation and Future
Environmental Costs (Pass-Through)
Coke fee
Energy fee
SunCoke
Energy
Customer
Typical Key Coke Sales Agreement
Provisions
What SunCoke Offers
Plant Production and Environmental
Compliance

Focused Growth Strategy
Maintain technological advantage through the development or
acquisition of new technologies
Expand domestic coal production from current reserves and pursue selective reserve additions
Maintain liquidity and financial flexibility to facilitate growth
We believe
SunCoke
Energy is
uniquely
positioned for
continued
investment and
earnings
growth
Maintain consistent focus on operational excellence, safety and environmental stewardship
Grow international footprint with a focus on key growth markets
Growth Initiatives
Foundations for Growth
Continue to grow North American cokemaking businesses; with portion of future coke capacity reserved for market sales

Coke Development
Middletown
• Expect to reach full production levels by July 2012
India Entry
• Due diligence on Global Coke minority investment progressing well
• Currently negotiating definitive agreements on estimated $30 million investment
US Coke Plant Development
• Near-term focus on obtaining permits for up to 1.1 million ton per year multi-customer facility; anticipate permits in latter half of 2012
• Kentucky site remains preferred location (but not only location)
• Will defer seeking customer commitments until further progress on permits achieved in light of current economic outlook

Coal Mining Development
Jewell Coal Expansion
Surface Mining (Revelation) Partnership
Production and Mining Costs
Current focus on improving existing mine productivity in 2012 and defer
1.45 million tons in 2013
Anticipate production of approximately 350K tons per year from 2012 to 2014
(estimated 75% Mid-Vol, 25% Thermal) from 1.2 million ton reserve
Expect total mining production of 1.8 million tons in 2012 (Jewell - 1.15 million improvements take hold in 2012/2013
existing underground Mid-Vol production
Expect production of approximately 1.15 million tons in 2012; increasing to opening new mines until 2013
tons, Surface Mining - 0.35 million tons, and HKCC - 0.3 million tons)
First coal shipments expected in late Q4 2011
Underground mining cash costs to remain at about $130/ton until productivity
Economics of surface mining (Revelation) partnership expected to be similar to
Anticipate 2011 production of approximately 1.05 million tons

Third Quarter Overview
• Q3 2011 Net Income attributable to SunCoke shareholders of $18.4 million and EPS of $0.26 per share
• Q3 2011 Adjusted EBITDA of $44.8 million reflects improved sequential performance over Q1 & Q2 2011
• Decreased from $62.2 million in Q3 2010
• Achieved record domestic coke production with return to target contract volumes at Indiana Harbor
• Completed purchase of GECC 19% stake in Indiana Harbor partnership for
$34 million
• Accretive to 2012 Adjusted EBITDA by approximately $8 million
• Middletown start-up progressing well; expect to achieve 100% throughput by
July 2012

Third Quarter Overview (continued)
• Coal operations improved Q3 2011 Adjusted EBITDA by $9.5 million on stronger metallurgical coal pricing
• Jewell coal production flat year over year reflecting challenges to Jewell deep mining expansion
• Q3 2011 corporate expense of $14.3 million reflects impact of standalone, relocation and Middletown start-up costs
• Ended quarter with cash balance of $111 million with $150 million revolver undrawn

$16
$11  $11
$14
$42
$8
$25
$34
$ 60/ton
$ 22/ton
$ 39/ton
$50/ton
$ 0
$ 20
$ 40
$ 60
$ 80
$ 100
$ 120
$ 140
($5)
$5
$15
$25
$35
$45
$55
$65
$75
Q3 '10 Q1 '11 Q2 '11 Q3 '11
Jewell Coke Segment
Domestic Coke Financial Summary
(Jewell Coke & Other Domestic Coke)
Domestic Coke Production
Domestic Coke Pro Forma Adjusted EBITDA (1) , Pro Forma for
ArcelorMittal Settlement and Coal Transfer Price
(Tons in thousands) ($ in millions, except per ton amounts)
Other
Domestic
Coke:
773
Other
Domestic
Coke:
745
Other
Domestic
Coke:
786
953
922
965
Pro Forma Adjusted EBITDA / ton
(1) For a definition of Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA/Ton and a
reconciliation of Pro Forma Adjusted EBITDA to operating income, please see the appendix.
Other
Domestic
Coke:
687
861
$48
$36
$19
$58
• Record domestic coke production on return to
target volume levels at Indiana Harbor
• Continued improvement over Q1 2011 &
Q2 2011 profitability
180
174
177  179
297
256
301
314
296
266
276
293
180
165
168
179
Q3 '10 Q1 '11 Q2 '11 Q3 '11
Jewell Indiana Harbor Haverhill Granite City

Domestic Coke Profitability
(Jewell Coke & Other Domestic Coke)
Domestic Coke Pro Forma Adjusted EBITDA (1) , Pro Forma for
ArcelorMittal Settlement and Coal Transfer Price
($ in millions, except per ton amounts)
(1) For a definition of Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA per Ton and a
reconciliation of Pro Forma Adjusted EBITDA to operating income, please see the appendix.
$94
$76
$159
$103
$193
$ 36/ton
$ 27/ton
$ 44/ton
$37/ton
$50/ton
2008 2009 2010 First Nine
Months
2011
Q3 '11
Annualized
Jewell Coke + Other Domestic Coke
ProForma Adjusted EBITDA / ton
Q3 2011 Adjusted EBITDA per ton representative of full potential of current domestic coke assets (excluding Middletown)

$106
$114
$126
$132
$111
$124
$131
$134
Q3 '10 Q1 '11 Q2 '11 Q3 '11
Coal Production Cost (2)
Coal Mining Financial Summary
Coal Sales, Production and Purchases
Cost/Ton
(Tons in thousands)
Coal Cash Cost
(1)
($ per ton)
(1) Mining and preparation costs, excluding depreciation, depletion and amortization, divided by coal production volume. Excludes $1.9M reduction in fair value of HKCC contingent consideration liability.
(2) Cost of mining and preparation costs, purchased raw coal costs, and depreciation, depletion and amortization divided by coal sales volume. Depreciation, depletion and amortization per ton were $8.96 and $6.26 for the third quarter of 2011 and 2010, respectively and $9.50 and $7.05 for the first and second quarter of 2011, respectively.
• Sales and production increased
Y-o-Y due to HKCC acquisition
• Flat Y-o-Y Jewell production
reflective of geology, staffing and
regulatory compliance challenges
• Higher mining cash costs driven by
production challenges, employee
retention costs and higher royalties
• Q-o-Q further impacted by
lower proportion of HKCC
production
314
386
334
371
270
335
340  340
51  51
24
22
Q3 '10 Q1 '11 Q2 '11 Q3 '11
Jewell Coal sales Jewell Coal production Jewell Coal purchases
66
323
308
256
269
337
272
84
68
HKCC production
49
26
48
HKCC third-party sales

$80
$92
$106
$133
58.0%
60.1%
63.5%
65.1%
45.0%
50.0%
55.0%
60.0%
65.0%
70.0%
$50
$70
$90
$110
$130
$150
2008 2009 2010 9 mos 2011
Cash production cost per ton (1) Reject rate (2)
Jewell Coal Mining Cost Summary
Coal Cash Production Cost
(1) Mining and preparation costs, excluding depreciation, depletion and amortization, divided by coal production volume.
(2) The reject rate is calculated as 1- (clean tons / raw tons); represents the amount of mined material that is not usable coal.
(3) Average employees for the period includes mining, preparation, loading, support and administrative/management employees
(4) Payroll and benefits excludes any accrued expenses for black lung liabilities
(5) Raw tons and clean tons per employee annualized
Cash Production Cost Per Ton (1) , Reject Rate (2)
2008 2009 2010
First Nine Months
2011
(5)
Raw tons (000s) 2,810 2,840 3,022 2,286
Clean tons (000s) 1,179 1,134 1,104 798
Jewell Coal employees
(3)
274 285 310 374
Raw tons (000s) / employee 10.2 10.0 9.8 8.1
Clean tons (000s) / employee 4.3 4.0 3.6 2.8
Payroll and Benefits
(4)
/ clean ton
$21 $26 $30 $42
Royalties / clean ton $7 $8 $9 $15

Coal Mining Financial Summary
Coal Mining Pro Forma Adjusted EBITDA (1)  and Avg. Sales
Price/Ton (2) Pro Forma for Coal Transfer Price Impact
($ in millions, except per ton amounts)
Pro Forma Adjusted  EBITDA
Pro Forma Adjusted EBITDA / ton
• Q3 2011 Pro Forma Adjusted
EBITDA improved by $11 million
Y-o-Y on stronger coal prices
• Q3 2011 Pro Forma Adjusted
EBITDA declined Q-o-Q due to sales
and production mix
• Offset by $1.9 million favorable
fair value adjustment
• 2012 coal pricing expected to be
set in late November – market is
softer than Q2 2011 but still above
current contracts
Pro Forma Sales Price (2) Coal Cash Cost per Ton
($2)
$12
$11
$9
$100
$152
$162
$155
($5)/ton
$32/ton
$34/ton
$25/ton
$106
$114
$126
$132
$0
Q3 '10 Q1 '11 Q2 '11 Q3 '11
(1)
For a definition of Pro Forma Adjusted EBITDA and a reconciliation of ProForma Adjusted
EBITDA to operating income, please see the appendix.
(2)
Average Sales Price is the weighted average sales price for all coal sales volumes, includes sales to affiliates and sales to Jewell Coke established via a transfer pricing agreement. The transfer price per ton to Jewell Coke was $103.68, $133.57, $156.12 and $163.53 for Q3 ‘10,
Q1 ‘11, Q2 ‘11 and Q3 ‘11, respectively. Pro Forma Sales Price is the Average Sales Price
adjusted to set the internal transfer price on Jewell Coke coal purchase volumes equal to the
Jewell Coke coal component contract price. The per ton coal cost component included in the
Jewell Coke contract was approximately $100, $165, $165 and $165 for Q3 ‘10, Q1 ‘11, Q2
‘11 and Q3 ‘11, respectively.

Liquidity Update
• SunCoke retained $110 million
in cash after $700 million debt
issuance at time of IPO (net of
$575 million payment to Sunoco
and debt issuance costs)
• Quarter end balance of
$111 million plus undrawn
$150 million revolver provides
adequate liquidity to finance
ongoing and expansion projects
• Anticipate 2012 Capital
Expenditures to be lower with
Middletown completion in 2011
Summary Cash Flow
($ in millions, except where indicated)
Net Income $22 $51 $131
Loss on firm purchase commitment - 19 -
Depreciation, depletion, and amortization 15 42 36
Deferred income tax expense 9 15 11
Changes in working capital pertaining to operating activities (4) (65) 86
Other 1 (3) (10)
Net cash provided by operations $42 $59 $254
Capital Expenditures
Ongoing ($12) ($30) ($30)
Expansion (44) (154) (106)
Acquisition of business, net of cash received - (38) -
Net cash used in investing activities ($56) ($222) ($136)
Proceeds from issuance of long-term debt/costs/repayments $679 $679 $0
Purchase of noncontrolling interest in Indiana Harbor facility (34) (34) -
Distributions to noncontrolling interests in cokemaking operations - (1) (19)
Increase (decrease) in advances/payable to/from affiliate (551) (408) (83)
Repayment of notes payable assumed in acquisition - (2) -
Net cash used in financing activities $94 $234 ($103)
Net increase (decrease) in cash $80 $71 $16
Cash balance at beginning of period $30 $40 $3
Cash balance at end of period $111 $111 $18
Free Cash Flow
(1)
($14) ($165) $118
Liquidity and leverage ratios as of September 30, 2011
Undrawn revolver $150
Total liquidity $261
Total Debt $695
Total Debt / Adj. EBITDA LTM
(2)
4.8x
Net Debt $584
Net Debt / Adj. EBITDA LTM
(2)
4.1x
For the
Three
Months
Ended
September
30, 2011
For the Nine
Months
Ended
September
30, 2011
For the Nine
Months
Ended
September
30, 2010
(1)  Free Cash Flow represents cash from (i) operations; (ii) less investing; (iii) less payments to minority interest. For a definition of Free Cash Flow and a reconciliation of Free Cash Flow, please see the appendix.
(2)  Last Twelve Months (LTM) Adjusted EBITDA for 2011 was approximately $144 million. For a definition of Adjusted

EBITDA and reconciliation of Adjusted EBITDA to net income and operating income, please see the appendix.

Q4 2011 Outlook
Indiana Harbor
Ownership Increase
Black Lung Liability
International
Effective Tax Rate
Working Capital
Capital
Expenditures
•
Adjusted EBITDA to increase with increase in SunCoke ownership
•
Currently evaluating impact of Patient Protection and Affordable Care Act, discount rate and other assumptions on expected Black Lung Costs
•
No conclusions to date with evaluation to be completed in Q4 2011, but changes may increase liability by approximately $4 - $6 million
•
Preferred dividend of $9M recognized in Q4; paid in Q2 2012
•
Nine Month Effective Tax Rate: 16%
•
Expect Q4 Effective Tax Rate: 7% - 10%
•
Expect Year End Effective Tax Rate: 14% - 16%
•
Increase in coal inventory at Middletown
•
Expect to reduce coal inventory, excluding Middletown, over next two quarters
•
Do not anticipate being a cash tax payer in Q4 ‘11
•
Expect 2011 Capital Expenditures to be approximately $235 million
•
Capital Expenditures YTD is $184 million

Summary
• Continued sequential operational and financial improvements in Q3 2011 versus Q1 & Q2 2011
• Coke earnings growth on track with Indiana Harbor
improvements/partnership purchase and start-up of Middletown facility
• Significant Coal Mining earnings growth year over year despite production challenges and delay of expansion, with additional upside likely for
2012/2013
• Solid liquidity position even after Indiana Harbor partnership purchase and working capital build

22 Appendix

Definitions
• Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”)
adjusted for sales discounts and the deduction of income attributable to non-controlling interests in our Indiana Harbor cokemaking operations. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue.
The sales discounts represent the sharing with our customers of a portion of nonconventional fuels tax credits, which reduce our income tax expense. However, we believe that our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit which is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted
EBITDA also reflects the deduction of income attributable to noncontrolling interest in our Indiana Harbor cokemaking operations. EBITDA and  Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures of other businesses.
Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s assets and is indicative of the Company’s ability to generate cash from operations.
• Pro Forma Adjusted EBITDA represents Adjusted EBITDA adjusted for the ArcelorMittal settlement impact and coal transfer price impacts. The Jewell Coke and Coal Mining results have been adjusted to set the internal transfer price to equal the coal component contract price in Jewell Coke’s coke sales price for coal sales volumes sold to Jewell Coke under the transfer pricing agreement.  Management believes Pro Forma Adjusted EBITDA  provides transparency into the underlying profitability of these respective segments for the periods presented.
• Pro Forma Adjusted EBITDA/Ton represents Pro Forma Adjusted EBITDA divided by tons sold.
• Free Cash Flow equals cash from operations less cash used in investing activities less cash distributions to non-
controlling interests.  Management believes Free Cash Flow information enhances an investor’s understanding of a business’ ability to generate cash.  Free Cash Flow does not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under United States generally accepted accounting principles
(GAAP) and may not be comparable to other similarly titled measures of other businesses.

Jewell Coke
Other
Domestic
Coke
International
Coke Coal Mining
Corporate
and Other Total
Net Income $22
Add: Depreciation, depletion and amortization 15
Subtract: Interest Income (1)
Add: Interest cost - affiliates 0
Subtract: Capitalized interest (5)
Add: Interest expense 9
Add: Income tax expense 5
EBITDA $14 $34 $2 $9 ($14) $45
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits 3                           $3
Add (Subtract): net (income) loss attributable to noncontrolling interests
(3)                          (3)
Adjusted EBITDA $14 $34 $2 $9 ($14) $45
Add (Subtract): coal transfer price impact
(0)                             0                             -
Pro Forma Adjusted EBITDA without coal tranfer price impact $14 $34 $2 $9 ($14) $45
Sales Volumes (thousands of tons)
191 777 373 371
Pro Forma Adjusted EBITDA per Ton $73 $44 $5 $25
Operating Income (Loss) $13 $24 $2 $5 ($15) $30
Depreciation Expense
1                               10                         0                          3                             0                         15
EBITDA
$14 $34 $2 $9 ($14) $45
EBITDA Reconciliation, $MM
For The Three Months Ended September 30, 2011
Domestic Coke Weighted
Average = $50

EBITDA Reconciliation, $MM
For The Three Months Ended June 30, 2011
Domestic Coke Weighted
Average = $39
Jewell Coke
Other
Domestic
Coke
International
Coke Coal Mining
Corporate
and Other Total
Net Income $24
Add: depreciation, depletion and amortization 15
Subtract: interest income (primarily from affiliates) (6)
Add: interest cost - affiliate
2
Subtract: capitalized interest (0)
Add (Subtract): income tax expense (benefit) 2
EBITDA $13 $24 $1 $9 ($11) $36
Add: sales discounts provided to customers due to sharing of nonconventional fuels tax credits 3 3
(2) (2)
Adjusted EBITDA $13 $25 $1 $9 ($11) $38
Add (Subtract): coal transfer price impact
(2) 2 -
Pro Forma Adjusted EBITDA without coal transfer impact $11 $25 $1 $11 ($11) $38
Sales Volumes (thousands of tons) 170 757 412 334
Pro Forma Adjusted EBITDA per Ton $62 $33 $34
Operating Income (Loss) $12 $14 $1 $6 ($11) $21
Depreciation Expense 1 10 0 3 0 15
EBITDA $13 $24 $1 $9 ($11) $36
Add (Subtract): net (income) loss attributable to noncontrolling  interests

EBITDA Reconciliation, $MM
For The Three Months Ended March 31, 2011
Jewell Coke
Other
Domestic
Coke
International
Coke Coal Mining
Corporate
and Other Total
Net Income $6
Add: depreciation, depletion and amortization 13
Subtract: interest income (primarily from affiliates) (6)
Add: interest cost - affiliate
2
Subtract: capitalized interest (0)
Add (Subtract): income tax expense (benefit) 3
EBITDA $19 ($1) $1 $4 ($6) $17
Add: sales discounts provided to customers due to sharing of nonconventional fuels tax credits 3 3
6 6
Adjusted EBITDA $19 $8 $1 $4 ($6) $27
Add (Subtract): coal transfer price impact
(8) 8 -
Pro Forma Adjusted EBITDA without coal transfer price impact $11 $8 $1 $12 ($6) $27
Sales Volumes (thousands of tons) 175 697 362 386
Pro Forma Adjusted EBITDA per Ton $63 $12 $32
Operating Income (Loss) $18 ($9) $1 $2 ($7) $4
Depreciation Expense
1 9 0 3 1 13
EBITDA $19 ($1) $1 $4 ($6) $17
For the Three Months Ended March 31, 2011 (Unaudited)
Domestic Coke Weighted
Average = $22
Add (Subtract): net (income) loss attributable to noncontrolling  interests

Jewell Coke
Other
Domestic
Coke
International
Coke Coal Mining
Corporate
and Other Total
Net Income $41
Add: Depreciation, depletion and amortization 14
Subtract: Interest Income (6)
Add: Interest cost - affiliates 1
Subtract: Capitalized interest (0)
Add: Interest expense -
Add: Income tax expense
12
EBITDA $28 $38 $1 ($1) ($3) $62
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits 3 $3
Add (Subtract): net (income) loss attributable to noncontrolling interests (3)                          (3)
Adjusted EBITDA $28 $37 $1 ($1) ($3) $62
Add (Subtract): pro forma impact of ArcelorMittal settlement ($13) $5 ($8)
Add (Subtract): coal transfer price impact
1                               (1)                           -
Pro Forma Adjusted EBITDA without ArcelorMittal settlement and coal tranfer price impacts $16 $42 $1 ($2) ($3) $54
Sales Volumes (thousands of tons)
196                          788                       431                     313
Pro Forma Adjusted EBITDA per Ton $83 $54 $1 ($5)
Operating Income (Loss) $27 $27 $1 ($3) ($3) $48
Depreciation Expense
1                               11                         0                          2                             0                         14
EBITDA
$28 $38 $1 ($1) ($3) $62
EBITDA Reconciliation, $MM
For The Three Months Ended September 30, 2010
Domestic Coke Weighted
Average = $58

EBITDA Reconciliation, $MM
For The Three Months Ended December 31, 2010
Domestic Coke Weighted
Average = $44
Jewell Coke
Other
Domestic
Coke
International
Coke Coal Mining
Corporate and
Other Total
Net Income $15
Add: Depreciation, depletion and amortization 12
Subtract: Interest Income (6)
1
Subtract: Capitalized interest (0)
Add: Interest expense 0
Add: Income tax expense
6
EBITDA $20 $7 $14 ($8) ($4) $28
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits 3 3
3 3
Adjusted EBITDA $20 $13 $14 ($8) ($4) $35
Add (Subtract): pro forma impact of ArcelorMittal settlement (12) 5
Add: Legal and Settlement charges related to ArcelorMittal Settlement and Indiana Harbor Arbitration 4 13
Add (Subtract): coal transfer price impact (1) 1
Pro Forma Adjusted EBITDA without ArcelorMittal settlement and coal tranfer price impacts $11 $31 $14
($7) ($4)
$44
Sales Volumes (thousands of tons)
179 750
Pro Forma Adjusted EBITDA per Ton $59 $41
Operating Income (Loss) $19 ($2) $14 ($10) ($5) $16
Depreciation Expense 1 9 0 2 0 12
EBITDA
$20 $7 $14 ($8) ($4) $28
Add (Subtract): net (income) loss attributable to noncontrolling interests
Add: Interest cost - affiliates

Jewell
Coke
Other
Domestic
Coke
International
Coke
Coal
Mining
Corporate
and Other  Total
Net Income $146
Add: Depreciation, depletion and amortization 48
Subtract: Interest Income (Primarily from Affiliates) (24)
Add: Interest cost – Affiliate 5
Subtract: Capitalized interest (1)
Add (Subtract): Income tax expense 47
EBITDA $151 $74 $15 ($4) ($14) $222
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits – 12 – – – 12
Add (Subtract): Net (Income) loss attributable to noncontrolling interests – (7) – – – (7)
Adjusted EBITDA $151 $79 $15 ($4) ($14) $227
Add (Subtract): Pro Forma impact of ArcelorMittal settlement (78) 18 – – – (60)
Add: Legal and Settlement charges related to ArcelorMittal Settlement and Indiana Harbor Arbitration 4 13 – – – 16
Add (Subtract): Pro Forma coal transfer price impact (28) – – 28 – –
Pro Forma Adjusted EBITDA without ArcelorMittal settlement and coal transfer price impacts $49 $109 $15 $24 ($14) $184
Sales Volumes (thousands of tons) 721 2,917 – 1,277 –
Pro Forma Adjusted EBITDA per Ton $69 $37 $19
Operating Income (Loss) $147 $39 $15 ($11) ($15) $174
Add: Depreciation Expense 4 35 0 8 1 48
EBITDA $151 $74 $15 ($4) ($14) $222
EBITDA Reconciliation, $MM
For The Year Ended 2010
Domestic Coke Weighted
Average = $44

EBITDA Reconciliation, $MM
For The Year Ended 2009
Domestic Coke Weighted
Average = $27
Jewell
Coke
Other
Domestic
Coke
International
Coke
Coal
Mining
Corporate
and Other  Total
Net Income $211
Add: Depreciation, depletion and amortization $32
Subtract: Interest Income (Primarily from Affiliates) ($2)
Add: Interest cost – Affiliate $6
Subtract: Capitalized interest ($1)
Add (Subtract): Income tax expense $21
EBITDA $182 $36 $23 $11 ($9) $244
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits – 8 – – – $8
– (22) – – – ($22)
Adjusted EBITDA $18 $23 $23 $11 ($9) $230
Add (Subtract): Pro Forma impact of ArcelorMittal settlement (84) 13 – – – ($71)
Add (Subtract): Pro Forma coal transfer price Impact (58) – – 58 – –
Pro Forma Adjusted EBITDA without ArcelorMittal settlement and coal transfer price impacts $41 $36 $23 $69 ($9) $159
Sales Volumes (thousands of tons) 694 2,119 1,214
Pro Forma Adjusted EBITDA per Ton $59 $17 $56
Operating Income (Loss) $178 $15 $23 $5 ($9) $212
Add: Depreciation Expense 5 22 0 6 0 $32
EBITDA $182 $36 $23 $11 ($9) $244
Add (Subtract): Net (Income) loss attributable to noncontrolling  interests

EBITDA Reconciliation, $MM
For The Year Ended 2008
Domestic Coke Weighted
Average = $36
Jewell
Coke
Other
Domestic
Coke
International
Coke
Coal
Mining
Corporate
and Other  Total
Net Income $133
Add: Depreciation, depletion and amortization 25
Subtract: Interest Income (Primarily from Affiliates)
(28)
Add: Interest cost – Affiliate 11
Subtract: Capitalized interest
(4)
Add (Subtract): Income tax expense 38
EBITDA $119 $50 $5 $14 ($13) $175
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits – 1 – – – 1
– (19) – – –
(19)
Adjusted EBITDA $119 $32 $5 $14 ($13) $157
Add (Subtract): Pro Forma impact of ArcelorMittal settlement (56) 16 – – –
(40)
Add (Subtract): Pro Forma coal transfer price Impact (17) – – 17 – –
Pro Forma Adjusted EBITDA without ArcelorMittal settlement and coal transfer price impacts $46 $48 $5 $31 ($13) $117
Sales Volumes (thousands of tons) 727 1,901 1,233
Pro Forma Adjusted EBITDA per Ton $63 $25 $25
Operating Income (Loss) $114 $35 $5 $10 ($13) $151
Add: Depreciation Expense 5 15 0 4 0 25
EBITDA $119 $50 $5 $14 ($13) $175
Add (Subtract): Net (Income) loss attributable to noncontrolling  interests

Free Cash Flow Reconciliation, $MM
For the Three
Months Ended
September 30, 2011
For the Six
Months Ended
June 30, 2011
For the Nine
Months Ended
September 30, 2011
For the Nine
Months Ended
September 30, 2010
Net Cash Provided by Operating Activities 42 $                                16 $                    59 $                               254 $
Cash Flows from Investing Activities:
Capital Expenditures
On-going Capital (12) (18) (30) (30)
Expansion Capital
Coal Mining (3) (6) (9) -
Middletown (41) (104) (145) (106)
Total (56) $                              (128) $               (184) $                           (136) $
Acquisition of business, net of cash received - (38) (38) -
Proceeds from the sales of assets - - - 0
Net Cash Used in Investing Activities (56) $                              (166) $               (222) $                           (136) $
Proceeds from issuance of long-term debt/costs/repayments 679 - 679 -
Purchase of noncontrolling interest in Indiana Harbor facility (34) - (34) -
Cash distributions to noncontrolling interests in cokemaking operations - (1) (1) (19)
Increase (decrease) in advances/payable to/from affiliate (551) 143 (408) (83)
Repayment of notes payable assumed in acquisition - (2) (2) -
Net cash used in financing activities 94 $                                140 $                  234 $                             (103) $
Free Cash Flow (14) $                              (149) $               (163) $                           118 $
Free Cash Flow excluding Expansion Capital 30 $                                (39) $                   (9) $                                224 $

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